ING VARIABLE PORTFOLIOS, INC.

ING BlackRock Science and Technology Opportunities Portfolio

(“Portfolio”)

Supplement dated December 26, 2012

To the Portfolio’s Adviser Class Summary Prospectus, Class I Summary Prospectus
Class S Summary Prospectus and Service 2 Class Summary Prospectus
each dated April 30, 2012, as supplemented September 25, 2012; and

To the Portfolio’s Adviser Class Prospectus, Class I Prospectus,
Class S Prospectus, Service 2 Class Prospectus
and related Statement of Additional Information (“SAI”)
each dated April 30, 2012

On December 12, 2012, the Board of Directors of ING Variable Portfolios, Inc. approved a proposal to reorganize ING BlackRock Science and Technology Opportunities Portfolio (the “Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING BlackRock Science and Technology Opportunities Portfolio	ING MidCap Opportunities Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about February 7, 2013, and a shareholder meeting for the proposed Reorganization is scheduled to be held on or about March 12, 2013. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 23, 2013. The Disappearing Portfolio may engage in transition management techniques prior to the closing of the Reorganization during which time the Disappearing Portfolio may not pursue its investment objective and investment strategies. Following the Reorganization, you will hold shares of ING MidCap Opportunities Portfolio. For more information regarding ING MidCap Opportinities Portfolio, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE